SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2000
                                                  -------------

                               NFO WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                         0-21460                      06-1327424
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(State or other                   (Commission                  (IRS Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)

   2 Pickwick Plaza, Suite 400
   Greenwich, Connecticut                                          06830
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (203) 629-8888
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                                 Not applicable
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                                     Page 1
                       This document consists of 12 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.
         ------------

         NFO Worldwide Inc. and the Interpublic Group of Companies, Inc. have amended certain terms of the agreement and plan of merger between the parties, dated December 20, 1999 (the "Merger Agreement"). A copy of the amendment is attached hereto as Exhibit 4 and is incorporated herein by reference.

         A copy of the Press Release dated April 4, 2000 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Financial statements of businesses acquired.

             Not Applicable.

         (b) Pro forma financial information.

             Not Applicable.

         (c) The following is an exhibit to this Report and is filed herewith:

             Exhibit 4        Amendment to the Merger Agreement, dated April 3,
                              2000.

             Exhibit 99.1     Press Release dated April 4, 2000 of NFO
                              Worldwide, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 NFO WORLDWIDE, INC.
                                 (Registrant)


                                 By: /s/ Patrick G. Healy
                                     --------------------
                                     Patrick G. Healy
                                     President - Australasia/Middle East,
                                     Chief Financial Officer and Secretary

Dated: April 4, 2000

                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                               Dated April 4, 2000


Exhibit Number                               Exhibit
--------------                               -------

Exhibit 4              Amendment to the Merger Agreement, dated April 3, 2000.

Exhibit 99.1           Press Release dated April 4, 2000 of NFO
                       Worldwide, Inc.